UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/28/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value

Common Stocks—98.9%

Consumer Discretionary—11.5%

Auto Components—0.4%
Johnson Controls, Inc.	175,700	$6,161,799

Automobiles—0.4%
Ford Motor Co.	489,210	6,433,111

Hotels, Restaurants & Leisure—2.2%
Las Vegas Sands Corp.	38,840	2,188,634

McDonald’s Corp.	152,350	15,187,772

MGM Resorts International[1]	552,890	7,270,504

Yum! Brands, Inc.	114,840	8,261,590

		32,908,500

Household Durables—0.7%
Newell Rubbermaid, Inc.	383,630	10,012,743

Internet & Catalog Retail—0.8%
Amazon.com, Inc.[1]	45,533	12,134,089

Media—1.5%
Comcast Corp., Cl. A	178,930	7,516,849

Walt Disney Co. (The)	267,510	15,194,568

		22,711,417

Multiline Retail—1.0%
Target Corp.	208,870	14,297,152

Specialty Retail—2.8%
Lowe’s Cos., Inc.	282,470	10,711,262

O’Reilly Automotive, Inc.[1]	122,600	12,572,630

Tiffany & Co.	95,600	6,648,024

TJX Cos., Inc. (The)	225,760	10,554,280

		40,486,196

Textiles, Apparel & Luxury Goods—1.7%
Coach, Inc.	144,695	7,233,303

Nike, Inc., Cl. B	195,180	11,517,572

Ralph Lauren Corp., Cl. A	38,610	6,537,059

		25,287,934

Consumer Staples—12.1%

Beverages—3.4%
Brown-Forman Corp., Cl. B	113,060	8,072,484

Coca-Cola Co. (The)	283,590	11,468,380

Molson Coors Brewing Co., Cl. B, Non-Vtg.	188,050	9,201,287

PepsiCo, Inc.	94,850	7,503,584

SABMiller plc	234,630	12,349,456

		48,595,191

Food & Staples Retailing—2.8%
Costco Wholesale Corp.	137,680	$14,609,225

Sysco Corp.	104,260	3,666,824

Walgreen Co.	470,310	22,424,381

		40,700,430

Food Products—2.8%
ConAgra Foods, Inc.	102,190	3,659,424

Kellogg Co.	117,700	7,583,411

	Shares	Value

Mead Johnson Nutrition Co., Cl. A	98,650	7,640,443

Nestle SA	160,406	11,599,991

Tyson Foods, Inc., Cl. A	297,470	7,383,205

Unilever NV	89,670	3,676,470

		41,542,944

Household Products—1.7%
Colgate-Palmolive Co.	83,080	9,805,932

Procter & Gamble Co. (The)	189,510	14,603,641

		24,409,573

Personal Products—0.6%
Estee Lauder Cos., Inc. (The), Cl. A	125,810	8,055,614

Tobacco—0.8%
Lorillard, Inc.	90,390	3,647,236

Philip Morris International, Inc.	73,490	6,813,258

		10,460,494

Energy—10.1%

Energy Equipment & Services—2.8%
Baker Hughes, Inc.	154,880	7,187,981

Cameron International Corp.[1]	143,210	9,337,292

Ensco plc, Cl. A	79,450	4,767,000

FMC Technologies, Inc.[1]	117,740	6,403,879

Oceaneering International, Inc.	69,270	4,600,221

Schlumberger Ltd.	128,490	9,622,616

		41,918,989

Oil, Gas & Consumable Fuels—7.3%
Anadarko Petroleum Corp.	42,240	3,693,888

Apache Corp.	70,520	5,441,323

BP plc, Sponsored ADR	268,370	11,365,469

Chevron Corp.	293,558	34,880,562

Concho Resources, Inc.[1]	46,390	4,519,778

Devon Energy Corp.	155,030	8,746,793

Exxon Mobil Corp.	163,380	$14,722,172

Noble Energy, Inc.	70,440	8,147,090

Phillips 66	89,160	6,238,525

Suncor Energy, Inc.	241,510	7,247,715

		105,003,315

Financials—14.2%

Capital Markets—3.8%
BlackRock, Inc.	11,140	2,861,643

Charles Schwab Corp. (The)	285,220	5,045,542

1      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Goldman Sachs Group, Inc. (The)	224,230	32,995,444

Northern Trust Corp.	254,850	13,904,616

		54,807,245

Commercial Banks—3.3%
CIT Group, Inc.[1]	99,380	4,321,042

M&T Bank Corp.	152,860	15,769,038

Standard Chartered plc	277,316	7,178,000

SunTrust Banks, Inc.	365,840	10,539,850

Wells Fargo & Co.	289,250	10,699,358

		48,507,288

Consumer Finance—0.8%
American Express Co.	124,670	8,410,238

Capital One Financial Corp.	47,860	2,629,907

		11,040,145

Diversified Financial Services—2.9%
Bank of America Corp.	1,022,150	12,449,787

Citigroup, Inc.	387,820	17,157,157

JPMorgan Chase & Co.	249,530	11,842,694

		41,449,638

Insurance—3.4%
ACE Ltd.	234,000	20,818,980

Aflac, Inc.	54,170	2,817,924

Allstate Corp. (The)	74,490	3,655,224

American International Group, Inc.[1]	95,290	3,699,158

Marsh & McLennan Cos., Inc.	288,630	10,959,281

Travelers Cos., Inc. (The)	87,060	7,329,581

		49,280,148

Health Care—13.1%

Biotechnology—1.9%
Alexion Pharmaceuticals, Inc.[1]	16,700	$1,538,738

Amgen, Inc.	39,810	4,080,923

Biogen Idec, Inc.[1]	48,200	9,298,262

Medivation, Inc.[1]	49,170	2,299,681

Vertex Pharmaceuticals, Inc.[1]	180,190	9,906,846

		27,124,450

Health Care Equipment & Supplies—1.6%
Baxter International, Inc.	324,840	23,596,378

Health Care Providers & Services—1.5%
Cardinal Health, Inc.	51,610	2,148,008

Humana, Inc.	230,060	15,899,447

UnitedHealth Group, Inc.	65,940	3,772,427

		21,819,882

Health Care Technology—0.6%
Cerner Corp.[1]	97,990	9,284,552

	Shares	Value

Life Sciences Tools & Services—0.4%
Mettler-Toledo International, Inc.[1]	28,920	6,166,322

Pharmaceuticals—7.1%
Allergan, Inc.	113,700	12,692,331

Bristol-Myers Squibb Co.	398,350	16,408,036

Merck & Co., Inc.	455,280	20,137,034

Novartis AG, ADR	102,170	7,278,591

Novo Nordisk AS, Cl. B	76,503	12,488,384

Perrigo Co.	59,080	7,014,568

Pfizer, Inc.	192,690	5,561,033

Roche Holding AG2	44,144	10,276,861

Roche Holding AG, Sponsored ADR[2]	64,950	3,806,070

Sanofi, ADR	74,430	3,801,884

Teva Pharmaceutical Industries Ltd., Sponsored ADR	40,820	1,619,738

		101,084,530

Industrials—13.3%

Aerospace & Defense—4.3%
Honeywell International, Inc.	402,120	30,299,742

Precision Castparts Corp.	35,680	6,765,642

TransDigm Group, Inc.	40,630	$6,213,140

United Technologies Corp.	197,530	18,455,228

		61,733,752

Air Freight & Couriers—0.1%
FedEx Corp.	16,920	1,661,544

Airlines—0.9%
Delta Air Lines, Inc.[1]	214,350	3,538,918

United Continental Holdings, Inc.[1]	334,250	10,699,343

		14,238,261

Commercial Services & Supplies—0.8%
Tyco International Ltd.	382,600	12,243,200

Construction & Engineering—0.5%
Quanta Services, Inc.[1]	245,140	7,006,101

Electrical Equipment—1.6%
ABB Ltd., Sponsored ADR[1]	95,400	2,171,304

AMETEK, Inc.	89,640	3,886,790

Eaton Corp. plc	207,240	12,693,450

Roper Industries, Inc.	34,610	4,406,199

		23,157,743

Machinery—2.2%
AGCO Corp.	216,210	11,268,865

Cummins, Inc.	70,970	8,219,036

Navistar International Corp.[1]	146,150	5,052,406

2      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Parker Hannifin Corp.	86,570	7,928,081

		32,468,388

Road & Rail—1.7%
J.B. Hunt Transport Services, Inc.	87,880	6,545,302

Kansas City Southern	81,130	8,997,317

Union Pacific Corp.	68,640	9,775,022

		25,317,641

Trading Companies & Distributors—1.2%
United Rentals, Inc.[1]	73,300	4,029,301

W.W. Grainger, Inc.	26,310	5,919,224

WESCO International, Inc.[1]	96,900	7,035,909

		16,984,434

Information Technology—16.8%

Communications Equipment—2.5%
Cisco Systems, Inc.	258,770	5,410,881

QUALCOMM, Inc.	448,400	30,020,380

		35,431,261

Computers & Peripherals—4.2%
Apple, Inc.	112,470	49,782,596

EMC Corp.[1]	73,430	1,754,243

SanDisk Corp.[1]	186,380	$10,250,900

		61,787,739

Electronic Equipment, Instruments, & Components—0.6%
TE Connectivity Ltd.	213,620	8,957,087

Internet Software & Services—2.6%
eBay, Inc.[1]	235,290	12,757,424

Google, Inc., Cl. A1	31,520	25,027,826

		37,785,250

IT Services—2.6%
Cognizant Technology Solutions Corp., Cl. A1	114,490	8,771,079

Fiserv, Inc.[1]	76,300	6,701,429

Teradata Corp.[1]	173,810	10,169,623

Visa, Inc., Cl. A	71,990	12,226,782

		37,868,913

Semiconductors & Semiconductor Equipment—2.4%
Avago Technologies Ltd.	176,910	6,354,607

Broadcom Corp., Cl. A	277,694	9,627,651

Microchip Technology, Inc.	59,920	2,202,659

Micron Technology, Inc.[1]	389,840	3,890,603

Texas Instruments, Inc.	59,580	2,113,898

Xilinx, Inc.	262,120	10,005,120

		34,194,538

Software—1.9%
Intuit, Inc.	131,150	8,609,997

Oracle Corp.	101,700	3,288,978

	Shares	Value

Salesforce.com, Inc.[1]	73,700	13,179,771

VMware, Inc., Cl. A1	33,470	2,640,114

		27,718,860

Materials—4.1%

Chemicals—3.6%
Celanese Corp., Series A	107,940	4,754,757

Ecolab, Inc.	128,550	10,307,139

LyondellBasell Industries NV, Cl. A	118,918	7,526,320

Monsanto Co.	144,590	15,273,042

Mosaic Co. (The)	117,200	6,986,292

PPG Industries, Inc.	61,120	8,186,413

		53,033,963

Containers & Packaging—0.5%
Crown Holdings, Inc.[1]	173,910	7,236,395

Telecommunication Services—2.2%

Diversified Telecommunication Services—1.8%
CenturyLink, Inc.	102,910	$3,615,228

Verizon Communications, Inc.	488,010	23,985,692

		27,600,920

Wireless Telecommunication Services—0.4%
Vodafone Group plc, Sponsored ADR	221,480	6,292,247

Utilities—1.5%

Electric Utilities—1.3%
American Electric Power Co., Inc.	213,510	10,382,991

Edison International	161,620	8,132,718

		18,515,709

Multi-Utilities—0.2%
PG&E Corp.	49,610	2,209,133

Total Common Stocks
(Cost $1,061,455,418)		1,438,723,148

3      OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

 Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	11,395,337	106,484,517	89,396,839	28,483,015

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$28,483,015	$7,120

4. Rate shown is the 7-day yield as of March 28, 2013.

	Shares	Value

Investment Company—2.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[3,4]
(Cost $28,483,015) 28,483,015		$28,483,015

Total Investments, at Value (Cost $1,089,938,433)	100.9%	1,467,206,163

Liabilities in Excess of Other Assets	(0.9)	(13,350,962)

Net Assets	100.0%	$1,453,855,201

4      OPPENHEIMER EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. The following methodologies are used to determine the market value or the fair value of the types of securities described below: Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer

5      OPPENHEIMER EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies

6      OPPENHEIMER EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$170,432,941	$—	$—	$170,432,941
Consumer Staples	173,764,246	—	—	173,764,246
Energy	146,922,304	—	—	146,922,304
Financials	205,084,464	—	—	205,084,464
Health Care	176,587,730	12,488,384	—	189,076,114
Industrials	194,811,064	—	—	194,811,064
Information Technology	243,743,648	—	—	243,743,648
Materials	60,270,358	—	—	60,270,358
Telecommunication Services	33,893,167	—	—	33,893,167
Utilities	20,724,842	—	—	20,724,842
Investment Company	28,483,015	—	—	28,483,015

Total Assets	$1,454,717,779	$12,488,384	$—	$1,467,206,163

7      OPPENHEIMER EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfer out of Level 2*

Assets Table
Investments, at value:
Commons Stocks
Consumer Staples	$ 11,126,424	$ (11,126,424)
Financials	5,630,598	(5,630,598)
Health Care	9,060,665	(9,060,665)

Total Assets	$25,817,687	$(25,817,687)

  *Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

8      OPPENHEIMER EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

9      OPPENHEIMER EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

  During the period ended March 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $93,349 and $11,440, respectively.

  Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of March 28, 2013, the Fund had no outstanding forward contracts.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,096,343,918

Gross unrealized appreciation	$378,538,655
Gross unrealized depreciation	(7,676,410)

Net unrealized appreciation	$370,862,245

10      OPPENHEIMER EQUITY FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013